IN WITNESS WHEREOF, the parties hereto have caused this Amended Appendix A to Services Agreement between Henderson Global Investors (North America) Inc. and Foreside Fund Services, LLC and the Distribution Agreement between Henderson Global Funds and Foreside Fund Services, LLC to be executed in their names and on their behalf by and through their duly authorized officers, as of November 20, 2006.

                                           HENDERSON GLOBAL INVESTORS
                                           (NORTH AMERICA) INC.


                                           By:  /s/ Christopher K. Yarbrough

                                           Print Name:  Christopher K. Yarbrough

                                           Title:  Corporate Secretary




                                           HENDERSON GLOBAL FUNDS


                                           By:  /s/ Karen J. Buiter

                                           Print Name:  Karen J. Buiter

                                           Title: Treasurer



                                           FORESIDE FUND SERVICES, LLC


                                           By:  /s/ Carl A. Bright

                                           Print Name:  Carl A. Bright

                                           Title: President

                             HENDERSON GLOBAL FUNDS
                             DISTRIBUTION AGREEMENT

                                   APPENDIX A
                             AS OF JANUARY 31, 2006

------------------------------------- ---------------------- ---------------------------- ----------------------------
                                                              DISTRIBUTION FEES PAYABLE    SHAREHOLDER SERVICE FEES
         FUNDS OF THE TRUST           CLASSES OF THE TRUST          TO FORESIDE*             PAYABLE TO FORESIDE*
------------------------------------- ---------------------- ---------------------------- ----------------------------
Henderson European Focus Fund                   A                       0.25%                        None
                                                B                       0.75%                        0.25%
                                                C                       0.75%                        0.25%
------------------------------------- ---------------------- ---------------------------- ----------------------------
Henderson Global Technology Fund                A                       0.25%                        None
                                                B                       0.75%                        0.25%
                                                C                       0.75%                        0.25%
------------------------------------- ---------------------- ---------------------------- ----------------------------
Henderson International                         A                       0.25%                        None
Opportunities Fund                              B                       0.75%                        0.25%
                                                C                       0.75%                        0.25%
                                                R                       0.50%                        None
------------------------------------- ---------------------- ---------------------------- ----------------------------
Henderson Worldwide Income Fund                 A                       0.25%                        None
                                                B                       0.75%                        0.25%
                                                C                       0.75%                        0.25%
------------------------------------- ---------------------- ---------------------------- ----------------------------
Henderson US Core Growth Fund                   A                       0.25%                        None
                                                B                       0.75%                        0.25%
                                                C                       0.75%                        0.25%
------------------------------------- ---------------------- ---------------------------- ----------------------------
Henderson Japan-Asia Focus Fund                 A                       0.25%                        None
                                                C                       0.75%                        0.25%
------------------------------------- ---------------------- ---------------------------- ----------------------------
Henderson Global Equity Fund                    A                       0.25%                        None
                                                C                       0.75%                        0.25%

------------------------------------- ---------------------- ---------------------------- ----------------------------
Henderson Global Opportunities Fund             A                       0.25%                        None
                                                C                       0.75%                        0.25%
------------------------------------- ---------------------- ---------------------------- ----------------------------

* Fee as a % of the annual average daily net assets of the Fund

                 HENDERSON GLOBAL INVESTORS (NORTH AMERICA) INC.
                               SERVICES AGREEMENT

                                   APPENDIX A
                             AS OF NOVEMBER 30, 2006

------------------------------------------------- ------------------------------
          FUNDS OF THE TRUST                            CLASSES OF THE TRUST
------------------------------------------------- ------------------------------
Henderson European Focus Fund                                 A, B, C
------------------------------------------------- ------------------------------
Henderson Global Technology Fund                              A, B, C
------------------------------------------------- ------------------------------
Henderson International Opportunities Fund                   A, B, C, R
------------------------------------------------- ------------------------------
Henderson Worldwide Income Fund                               A, B, C
------------------------------------------------- ------------------------------
Henderson US Core Growth Fund                                 A, B, C
------------------------------------------------- ------------------------------
Henderson Japan-Asia Focus Fund                                 A, C
------------------------------------------------- ------------------------------
Henderson Global Equity Fund                                    A, C
------------------------------------------------- ------------------------------
Henderson Global Opportunities Fund                             A, C
------------------------------------------------- ------------------------------